Summary Prospectus dated March 1, 2024

Eaton Vance Global Sovereign Opportunities Fund

(formerly Eaton Vance Global Bond Fund)

Class / Ticker     A / EAIIX     C / ECIMX     I / EIIMX

This Summary Prospectus is designed to provide investors with key fund information in a clear and concise format. Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information, which contain more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated March 1, 2024, as may be amended or supplemented, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Fund’s Prospectus, Statement of Additional Information, annual and semi-annual shareholder reports, and other information about the Fund, go to http://www.eatonvance.com/funddocuments, email a request to contact@eatonvance.com, call 1-800-262-1122, or ask any financial advisor, bank, or broker-dealer who offers shares of the Fund. Unless otherwise noted, page number references refer to the current Prospectus for this Fund.

Investment Objective

The Fund's investment objective is total return.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. Investors may also pay commissions or other fees to their financial intermediary, which are not reflected below. You may qualify for a reduced sales charge on purchases of Class A shares if you invest, or agree to invest over a 13-month period, at least $100,000 in Eaton Vance funds. Certain financial intermediaries also may offer variations in Fund sales charges to their customers as described in Appendix A – Financial Intermediary Sales Charge Variations in the Fund's Prospectus. More information about these and other discounts is available from your financial intermediary and in Sales Charges beginning on page 76 of the Fund's Prospectus and page 26 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.25%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset value at purchase or redemption)	None(1)	1.00%	None
(1)	Class A shares purchased at net asset value in amounts of $500,000 or more are subject to a 0.75% contingent deferred sales charge if redeemed within 12 months of purchase.

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment) (1)	Class A	Class C	Class I
Management Fees	0.50%	0.50%	0.50%
Distribution and Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses	1.28%	1.25%	1.25%
Interest Expense	0.03%	0.03%	0.03%
Expenses Other than Interest Expense	1.25%	1.22%	1.22%
Total Annual Fund Operating Expenses	2.03%	2.75%	1.75%
Expense Reimbursement(2)	(1.03)%	(1.03)%	(1.03)%
Total Annual Fund Operating Expenses After Expense Reimbursement	1.00%	1.72%	0.72%
(1)	Expenses in the table above and the Example below reflect the expenses of the Fund and International Income Portfolio (the “Portfolio”), the Portfolio in which the Fund invests its assets.
(2)	The investment adviser and administrator have agreed to reimburse the Fund’s expenses to the extent that Total Annual Fund Operating Expenses exceed 0.95% for Class A shares, 1.70% for Class C shares and 0.70% for Class I shares. This expense reimbursement will continue through March 1, 2025. Any amendment to or termination of this reimbursement would require approval of the Board of Trustees. The expense reimbursement relates to ordinary operating expenses only and does not include expenses such as: brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs (including borrowing costs of any acquired funds), taxes or litigation expenses. Amounts reimbursed may be recouped by the investment adviser and administrator during the same fiscal year to the extent actual expenses are less than any contractual expense cap in place during such year. Pursuant to this arrangement, the investment adviser, administrator and sub-adviser may recoup from the Fund any reimbursed expenses during the same fiscal year if such recoupment does not cause the Fund’s Total Annual Operating Expenses after such recoupment to exceed (i) the expense limit in effect at the time of reimbursement, or (ii) the expense limit in effect at the time of recoupment.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the operating expenses remain the same and that any expense reimbursement arrangement remains in place for the contractual period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Expenses with Redemption				Expenses without Redemption
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A shares	$424	$844	$1,290	$2,527	$424	$844	$1,290	$2,527
Class C shares	$275	$756	$1,363	$2,830	$175	$756	$1,363	$2,830
Class I shares	$74	$450	$852	$1,977	$74	$450	$852	$1,977

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” the portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 230% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks its investment objective by investing in securities, derivatives and other instruments to establish investment exposures in both developed and emerging markets. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. and non-U.S. sovereign investments (the “80% Policy”). Sovereign investments include currencies, interest rates and debt instruments (including, but not limited to, mortgage-backed securities, stripped securities, loans, municipal obligations, and convertible securities) issued or guaranteed by sovereign entities and fixed-income securities and other debt instruments issued by central banks or quasi-sovereign issuers, as well as derivatives that provide exposure to such investments. Total return is defined as income plus capital appreciation. The Fund normally invests at least 40% of its net assets in foreign investments. Foreign investments are those primarily traded outside the U.S. or issued by an issuer that is domiciled, or derives a significant portion of its revenue, outside the U.S.

The Fund’s investments may be significant in a geographic region. The Fund frequently has significant exposure to emerging markets investments. Emerging market countries include so-called frontier market countries, which generally are considered by the portfolio managers to be less developed countries that (i) are not included in the J.P. Morgan Government Bond Index: Emerging Markets (JPM GBI-EM) Global Diversified (the “Index”); or (ii) represent 2% or less of the Index. The Fund normally invests at least 65% of its net assets in instruments rated investment grade (being those rated BBB or above by either S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”), or Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”)) or in unrated instruments considered to be of comparable quality by the investment adviser. The Fund also may invest in instruments rated below investment grade (rated below BBB by S&P or Fitch or Baa by Moody’s) or in unrated instruments considered to be of comparable quality by the investment adviser (often referred to as “junk” investments). The Fund may invest in investments of any duration. The Fund may invest up to 5% of net assets in equity securities.

The Fund invests in a wide variety of derivative instruments. The Fund expects to achieve certain exposures by purchasing and selling derivative instruments, including (but not limited to) forward foreign currency exchange contracts; futures on securities, indices, currencies, swaps and other investments; options; and interest rate swaps, cross-currency swaps, total return swaps and credit default swaps, which may create economic leverage in the Fund. The Fund may engage in derivative transactions to seek to enhance total return; to hedge against fluctuations in securities prices, interest rates or currency exchange rates; to change the effective duration of its portfolio; to manage certain investment risks; and/or as a substitute for the purchase or sale of securities or currencies. The Fund may use derivatives to implement various systematic investment processes, including taking long and short interest rate positions across various emerging markets to seek to enhance total return. The Fund also may engage in repurchase agreements and reverse repurchase agreements. The Fund’s use of derivatives may be extensive and, except as required by applicable regulation, there is no stated limit on their use.

Eaton Vance Global Sovereign Opportunities Fund	2	Summary Prospectus dated March 1, 2024

In managing the Fund, the investment adviser adjusts investments in an effort to take advantage of differences in countries, currencies, interest rates and credits based on its global macroeconomic and political analysis. The investment adviser seeks to identify countries and currencies it believes have potential to outperform investments in other countries and currencies, and to anticipate changes in global economies, markets, political conditions and other factors for this purpose. The investment adviser considers the relative risk/return characteristics of prospective investments (whether securities, currencies, derivatives, or other instruments) in determining the most efficient means for achieving desired exposures. When deemed by the investment adviser to be relevant to its evaluation of creditworthiness and when applicable information is available, the investment adviser considers environmental, social and/or governance issues (referred to as ESG) which may impact the prospects of an issuer (or obligor) or financial performance of an obligation. When considered, one or more ESG issues are taken into account alongside other factors in the investment decision-making process and are not the sole determinant of whether an investment can be made or will remain in the Fund’s portfolio. These considerations may be taken into account alongside other fundamental research in the investment selection process.

The Fund invests substantially all of its assets in the Portfolio, a separate registered investment company. The Portfolio is described in “Further Information about the Portfolio” in the Fund Prospectus. References to the Fund’s investments include investments held indirectly through the Portfolio in which the Fund invests.

Principal Risks

Market Risk. The value of investments held by the Fund may increase or decrease in response to social, economic, political, financial, public health crises or other disruptive events (whether real, expected or perceived) in the U.S. and global markets and include events such as war, natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest. These events may negatively impact broad segments of businesses and populations and may exacerbate pre-existing risks to the Fund. The frequency and magnitude of resulting changes in the value of the Fund’s investments cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in reaction to changing market conditions. Monetary and/or fiscal actions taken by U.S. or foreign governments to stimulate or stabilize the global economy may not be effective and could lead to high market volatility. No active trading market may exist for certain investments held by the Fund, which may impair the ability of the Fund to sell or to realize the current valuation of such investments in the event of the need to liquidate such assets.

Foreign Investment Risk. Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country against a particular country or countries, organizations, entities and/or individuals. There may be less publicly available information about foreign issuers because they may not be subject to reporting practices, requirements or regulations comparable to those to which United States companies are subject. Adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund's investments. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States and, as a result, Fund share values may be more volatile. Trading in foreign markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country.

Economic data as reported by sovereign entities may be delayed, inaccurate or fraudulent. In the event of a default by a sovereign entity, there are typically no assets to be seized or cash flows to be attached. Furthermore, the willingness or ability of a sovereign entity to restructure defaulted debt may be limited. Therefore, losses on sovereign defaults may far exceed the losses from the default of a similarly rated U.S. debt issuer.

Emerging Markets Investment Risk. Investment markets within emerging market countries are typically smaller, less liquid, less developed and more volatile than those in more developed markets like the United States, and may be focused in certain sectors. Emerging market securities often involve greater risks than developed market securities. The information available about an emerging market issuer may be less reliable than for comparable issuers in more developed capital markets. Such risks may be greater in frontier markets.

Frontier Market Investment Risk.  Frontier markets are among the smallest and least mature investment markets.  Frontier market countries may have greater political or economic instability and may also be subject to trade barriers, adjustments in currency values and developing or changing securities laws and other regulations.  Investments in frontier market countries generally are less liquid and subject to greater price volatility than investments in developed markets or emerging markets.

Currency Risk. Exchange rates for currencies fluctuate daily. The value of foreign investments may be affected favorably or unfavorably by changes in currency exchange rates in relation to the U.S. dollar. Currency markets generally are not as regulated as securities markets and currency transactions are subject to settlement, custodial and other operational risks.

Eaton Vance Global Sovereign Opportunities Fund	3	Summary Prospectus dated March 1, 2024

Geographic Risk. Because the Fund may invest significantly in a particular geographic region or country, the value of Fund shares may be affected by events that adversely affect that region or country and may fluctuate more than that of a fund that invests more broadly.

U.S. Government Securities Risk. Different types of U.S. government securities are subject to different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. Although certain U.S. Government-sponsored agencies (such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association) may be chartered or sponsored by acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury. With respect to U.S. government securities that are not backed by the full faith and credit of the United States, there is a risk that the U.S. Government will not provide financial support to such U.S. government agencies, instrumentalities or sponsored enterprises if not obligated to do so by law. U.S. Treasury and U.S. Government agency securities generally have a lower return than other obligations because of their higher credit quality and market liquidity.

Credit Risk. Investments in fixed income and other debt obligations, including loans, (referred to below as “debt instruments”) are subject to the risk of non-payment of scheduled principal and interest. Changes in economic conditions or other circumstances may reduce the capacity of the party obligated to make principal and interest payments on such instruments and may lead to defaults. Such non-payments and defaults may reduce the value of Fund shares and income distributions. The value of debt instruments also may decline because of concerns about the issuer’s ability to make principal and interest payments. In addition, the credit ratings of debt instruments may be lowered if the financial condition of the party obligated to make payments with respect to such instruments deteriorates. In the event of bankruptcy of the issuer of a debt instrument, the Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing the instrument. In order to enforce its rights in the event of a default, bankruptcy or similar situation, the Fund may be required to retain legal or similar counsel, which may increase the Fund’s operating expenses and adversely affect net asset value.

Interest Rate Risk. In general, the value of income securities will fluctuate based on changes in interest rates. The value of these securities is likely to increase when interest rates fall and decline when interest rates rise. Duration measures a fixed-income security’s price sensitivity to changes in the general level of interest rates. Generally, securities with longer durations or maturities are more sensitive to changes in interest rates than securities with shorter durations or maturities, causing them to be more volatile. Conversely, fixed-income securities with shorter durations or maturities will be less volatile but may provide lower returns than fixed-income securities with longer durations or maturities. The impact of interest rate changes is significantly less for floating-rate investments that have relatively short periodic rate resets (e.g., ninety days or less). In a rising interest rate environment, the duration of income securities that have the ability to be prepaid or called by the issuer may be extended. In a declining interest rate environment, the proceeds from prepaid or maturing instruments may have to be reinvested at a lower interest rate. Certain instruments held by the Fund were historically based on the London Interbank Offered Rate (“LIBOR”), which was the average offered rate for various maturities of short-term loans between certain major international banks. LIBOR historically was used throughout global banking and financial industries to determine interest rates for a variety of financial instruments (such as debt instruments and derivatives) and borrowing arrangements. Upon a determination by regulators to phase out the use of LIBOR, market participants have been transitioning to the use of alternative reference rates over the past few years. As of June 30, 2023, the administrator of LIBOR ceased publishing LIBOR settings. The impact of the transition away from LIBOR on certain debt securities, derivatives and other financial instruments that utilize LIBOR remains uncertain. The transition away from LIBOR and the use of replacement rates may adversely affect transactions that used LIBOR as a reference rate, financial institutions, funds and other market participants that engaged in such transactions, and the financial markets generally.

Lower Rated Investments Risk. Investments rated below investment grade and comparable unrated investments (sometimes referred to as “junk”) are speculative because of increased credit risk relative to other fixed income investments. Changes in economic conditions or other circumstances typically have a greater effect on the ability of issuers of lower rated investments to make principal and interest payments than they do on issuers of higher rated investments. An economic downturn generally leads to a higher non-payment rate, and a lower rated investment may lose significant value before a default occurs. Lower rated investments typically are subject to greater price volatility and illiquidity than higher rated investments.

Mortgage- and Asset-Backed Securities Risk. Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. Movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain types of mortgage- and asset-backed securities. Although certain mortgage- and asset-backed securities are guaranteed as to timely payment of interest and principal by a government entity, the market price for such securities is not guaranteed and will fluctuate. The purchase of mortgage- and asset-backed securities issued by non-government entities may entail greater risk than such

Eaton Vance Global Sovereign Opportunities Fund	4	Summary Prospectus dated March 1, 2024

securities that are issued or guaranteed by a government entity. Mortgage- and asset-backed securities issued by non-government entities may offer higher yields than those issued by government entities, but may also be subject to greater volatility than government issues and can also be subject to greater credit risk and the risk of default on the underlying mortgages or other assets. Investments in mortgage- and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates.

Stripped Securities Risk. Stripped Securities (“Strips”) are usually structured with classes that receive different proportions of the interest and principal distributions from an underlying asset or pool of underlying assets. Classes may receive only interest distributions (interest-only “IO”) or only principal (principal-only “PO”). Strips are particularly sensitive to changes in interest rates as such changes may increase or decrease prepayments of principal. A rapid or unexpected increase in prepayments can significantly depress the value of IO Strips, while a rapid or unexpected decrease can have the same effect on PO Strips.

Additional Risks of Loans. Loans are traded in a private, unregulated inter-dealer or inter-bank resale market and are generally subject to contractual restrictions that must be satisfied before a loan can be bought or sold. These restrictions may impede the Fund’s ability to buy or sell loans (thus affecting their liquidity) and may negatively impact the transaction price. See also “Market Risk” above. It also may take longer than seven days for transactions in loans to settle. Due to the possibility of an extended loan settlement process, the Fund may hold cash, sell investments or temporarily borrow from banks or other lenders to meet short-term liquidity needs, such as to satisfy redemption requests from Fund shareholders. The types of covenants included in loan agreements generally vary depending on market conditions, the creditworthiness of the issuer, the nature of the collateral securing the loan and possibly other factors. Loans with fewer covenants that restrict activities of the borrower may provide the borrower with more flexibility to take actions that may be detrimental to the loan holders and provide fewer investor protections in the event of such actions or if covenants are breached. The Fund may experience relatively greater realized or unrealized losses or delays and expense in enforcing its rights with respect to loans with fewer restrictive covenants. Loans to entities located outside of the U.S. (including loans to sovereign entities) may have substantially different lender protections and covenants as compared to loans to U.S. entities and may involve greater risks. The Fund may have difficulties and incur expense enforcing its rights with respect to non-U.S. loans and such loans could be subject to bankruptcy laws that are materially different than in the U.S. Sovereign entities may be unable or unwilling to meet their obligations under a loan due to budgetary limitations or economic or political changes within the country. Loans may be structured such that they are not securities under securities law, and in the event of fraud or misrepresentation by a borrower, lenders may not have the protection of the anti-fraud provisions of the federal securities laws. Loans are also subject to risks associated with other types of income investments, including credit risk and risks of lower rated investments.

Municipal Obligations Risk. The amount of public information available about municipal obligations is generally less than for corporate equities or bonds, meaning that the investment performance of municipal obligations may be more dependent on the analytical abilities of the investment adviser than stock or corporate bond investments. The secondary market for municipal obligations also tends to be less well-developed and less liquid than many other securities markets, which may limit the Fund’s ability to sell its municipal obligations at attractive prices. The differences between the price at which an obligation can be purchased and the price at which it can be sold may widen during periods of market distress. Less liquid obligations can become more difficult to value and be subject to erratic price movements. The increased presence of non-traditional participants (such as proprietary trading desks of investment banks and hedge funds) or the absence of traditional participants (such as individuals, insurance companies, banks and life insurance companies) in the municipal markets may lead to greater volatility in the markets because non-traditional participants may trade more frequently or in greater volume.

Derivatives Risk. The Fund’s exposure to derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other investments. The use of derivatives can lead to losses because of adverse movements in the price or value of the security, instrument, index, currency, commodity, economic indicator or event underlying a derivative (“reference instrument”), due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create leverage in the Fund, which represents a non-cash exposure to the underlying reference instrument. Leverage can increase both the risk and return potential of the Fund. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund. Use of derivatives involves the exercise of specialized skill and judgment, and a transaction may be unsuccessful in whole or in part because of market behavior or unexpected events. Changes in the value of a derivative (including one used for hedging) may not correlate perfectly with the underlying reference instrument. Derivative instruments traded in over-the-counter markets may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying reference instrument. If a derivative’s counterparty is unable to honor its commitments, the value of Fund shares may decline and the Fund could experience delays in (or be unable to achieve) the return of collateral or other assets held by the counterparty. The loss on derivative transactions may substantially exceed the initial investment. A derivative investment also involves the risks relating to the reference instrument underlying the investment.

Eaton Vance Global Sovereign Opportunities Fund	5	Summary Prospectus dated March 1, 2024

Leverage Risk. Certain Fund transactions may give rise to leverage. Leverage can result from a non-cash exposure to an underlying reference instrument. Leverage can increase both the risk and return potential of the Fund. The use of leverage may cause the Fund to maintain liquid assets or liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations. Leverage may cause the Fund’s share price to be more volatile than if it had not been leveraged, as certain types of leverage may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The loss on leveraged investments may substantially exceed the initial investment.

Restricted Securities Risk. Unless registered for sale to the public under applicable federal securities law, restricted securities can be sold only in private transactions to qualified purchasers pursuant to an exemption from registration. The sale price realized from a private transaction could be less than the Fund’s purchase price for the restricted security. It may be difficult to identify a qualified purchaser for a restricted security held by the Fund and such security could be deemed illiquid. It may also be more difficult to value such securities.

Liquidity Risk. The Fund is exposed to liquidity risk when trading volume, lack of a market maker or trading partner, large position size, market conditions, or legal restrictions impair its ability to sell particular investments or to sell them at advantageous market prices. Consequently, the Fund may have to accept a lower price to sell an investment or continue to hold it or keep the position open, sell other investments to raise cash or abandon an investment opportunity, any of which could have a negative effect on the Fund’s performance. These effects may be exacerbated during times of financial or political stress.

Convertible and Other Hybrid Securities Risk. Convertible and other hybrid securities (including preferred and convertible instruments) generally possess certain characteristics of both equity and debt securities. In addition to risks associated with investing in income securities, such as interest rate and credit risks, hybrid securities may be subject to issuer-specific and market risks generally applicable to equity securities. Convertible securities may also react to changes in the value of the common stock into which they convert, and are thus subject to equity investing and market risks. A convertible security may be converted at an inopportune time, which may decrease the Fund’s return.

Risks of Repurchase Agreements and Reverse Repurchase Agreements. In the event of the insolvency of the counterparty to a repurchase agreement or reverse repurchase agreement, recovery of the repurchase price owed to the Fund or, in the case of a reverse repurchase agreement, the securities sold by the Fund, may be delayed. In a repurchase agreement, such insolvency may result in a loss to the extent that the value of the purchased securities decreases during the delay or that value has otherwise not been maintained at an amount equal to the repurchase price. In a reverse repurchase agreement, the counterparty’s insolvency may result in a loss equal to the amount by which the value of the securities sold by the Fund exceeds the repurchase price payable by the Fund; if the value of the purchased securities increases during such a delay, that loss may also be increased. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities sold to the counterparty or the securities which the Fund purchases with its proceeds from the agreement would affect the value of the Fund’s assets. As a result, such agreements may increase fluctuations in the net asset value of the Fund’s shares. Reverse repurchase agreements, which are economically equivalent to secured borrowings, create leverage for the Fund. If the Fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Fund’s yield.

When-Issued and Forward Commitment Risk. Securities purchased on a when-issued or forward commitment basis are subject to the risk that when delivered they will be worth less than the agreed upon payment price.

Short Sale Risk. The Fund will incur a loss as a result of a short sale if the price of the security sold short increases in value between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed security. Short sale risks include, among others, the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.

Equity Securities Risk. The value of equity securities and related instruments may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency, and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer and sector-specific considerations; unexpected trading activity among retail investors; or other factors. Market conditions may affect certain types of stocks to a greater extent than other types of stocks. If the stock market declines in value, the value of the Fund’s equity securities will also likely decline. Although prices can rebound, there is no assurance that values will return to previous levels.

Portfolio Turnover Risk. The annual portfolio turnover rate of the Fund may exceed 100%. A mutual fund with a high turnover rate (100% or more) may generate more capital gains and may involve greater expenses (which may reduce return) than a fund with a lower rate. Capital gains distributions will be made to shareholders if offsetting capital loss carry forwards do not exist.

Eaton Vance Global Sovereign Opportunities Fund	6	Summary Prospectus dated March 1, 2024

Investing in a Portfolio. The Fund invests its assets in the Portfolio. This enables the Fund to pool its assets with other investors that also invest in the same Portfolio, resulting in efficiencies in management and administration that can lower the Fund’s costs and enhance shareholder returns. The ability of the Fund operating in a hub and spoke structure to meet its investment objective is directly related to the ability of the corresponding Portfolio to meet its objective. Contribution and withdrawal activities by other Portfolio investors may impact the management of the Portfolio and its ability to achieve its investment objective.

Management Risk. The success of the Fund's investment strategy depends on portfolio management's successful application of analytical skills and investment judgment. Active management involves subjective decisions. The Fund may utilize systematic investment processes to seek to take advantage of certain quantitative and behavioral market characteristics identified by the investment adviser. A systematic investment process is dependent on the investment adviser's skill in developing and maintaining that process.

General Fund Investing Risks. The Fund is not a complete investment program and there is no guarantee that the Fund will achieve its investment objective. It is possible to lose money by investing in the Fund. The Fund is designed to be a long-term investment vehicle and is not suited for short-term trading. Investors in the Fund should have a long-term investment perspective and be able to tolerate potentially sharp declines in value. Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its investment objective(s). In addition, the redemption by one or more large shareholders or groups of shareholders of their holdings in the Fund could have an adverse impact on the remaining shareholders in the Fund. The Fund relies on various service providers, including the investment adviser and sub-adviser, if applicable, in its operations and is susceptible to operational, information security and related events (such as public health crises, cyber or hacking attacks) that may affect the service providers or the services that they provide to the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with those of a broad-based securities market index and a blended index. The returns in the bar chart are for Class A shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. Past performance (both before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The Fund’s performance reflects the effects of expense reductions. Absent these reductions, performance would have been lower. Updated Fund performance information can be obtained by visiting www.eatonvance.com.

For the ten years ended December 31, 2023, the highest quarterly total return for Class A was 9.57% for the quarter ended December 31, 2023, and the lowest quarterly return was -8.12% for the quarter ended June 30, 2022.

Eaton Vance Global Sovereign Opportunities Fund	7	Summary Prospectus dated March 1, 2024

Average Annual Total Return as of December 31, 2023	One Year	Five Years	Ten Years
Class A Return Before Taxes	4.98%	0.35%	0.67%
Class A Return After Taxes on Distributions	4.66%	-0.67%	-0.21%
Class A Return After Taxes on Distributions and the Sale of Class A Shares	4.48%	0.46%	0.79%
Class C Return Before Taxes	6.66%	0.31%	0.43%
Class I Return Before Taxes	8.60%	1.30%	1.29%
FTSE World Government Bond Index (reflects no deduction for fees, expenses or taxes)*	5.19%	-1.39%	-0.31%
Blended Index (reflects no deduction for fees, expenses or taxes)*	6.67%	-0.82%	-0.17%
Bloomberg Global Aggregate Bond Index (reflects no deduction for fees, expenses or taxes	5.72%	-0.32%	0.38%

* Effective June 26, 2023, the Fund changed its primary benchmark to FTSE World Government Bond Index because the investment adviser believes it is a more appropriate benchmark for the Fund. The blended index consists of 80% FTSE World Government Bond Index and 20% JPMorgan GB-EM Global Diversified Index. Information has been obtained from sources believed to be reliable but J.P. Morgan does not warrant its completeness or accuracy.  The Index is used with permission.  The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval.  Copyright 2020, J.P. Morgan Chase & Co.  All rights reserved. Investors cannot invest directly in an Index.

These returns reflect the maximum current sales charge for to the Class A (3.25%) and any applicable contingent deferred sales charge (“CDSC”) for Class C. Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after purchase. The average annual total returns listed for Class C reflect conversion to Class A shares after eight years. Prior to November 5, 2020, Class C shares automatically converted to Class A shares ten years after purchase. Investors cannot invest directly in an Index. Effective June 26, 2023, the Fund revised its name, principal investment strategies and adopted a policy of investing at least 80% of its net assets in U.S. and non U.S. sovereign investments.

After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class A shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and the Sale of Fund Shares for a period may be greater than or equal to Return Before Taxes and/or Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Management

Investment Adviser. Eaton Vance Management (“Eaton Vance”) serves as investment adviser to the Fund. Boston Management and Research (“BMR”) serves as investment adviser to the Portfolio.

Portfolio Managers

Patrick Campbell, Managing Director of Morgan Stanley and Vice President of Eaton Vance and BMR, has managed the Fund and the Portfolio since September 2021.

Kyle Lee, Managing Director of Morgan Stanley and Vice President of Eaton Vance and BMR, has managed the Fund and the Portfolio since October 2019.

Brian Shaw, Executive Director of Morgan Stanley and Vice President of Eaton Vance and BMR, has managed the Fund and the Portfolio since September 2021.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange Fund shares on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange Fund shares either through your financial intermediary or (except for purchases of Class C shares by accounts with no specified financial intermediary) directly from the Fund either by writing to the Fund, P.O. Box 534439, Pittsburgh, PA 15253-4439, or by calling 1-800-262-1122. The minimum initial purchase or exchange into the Fund is $1,000 for each Class (with the exception of Class I) and $1,000,000 for Class I (waived in certain circumstances). There is no minimum for subsequent investments.

Eaton Vance Global Sovereign Opportunities Fund	8	Summary Prospectus dated March 1, 2024

Tax Information

If your shares are held in a taxable account, the Fund’s distributions will be taxed to you as ordinary income and/or capital gains, unless you are exempt from taxation. If your shares are held in a tax-advantaged account, you will generally be taxed only upon withdrawals from the account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund’s shares through a broker-dealer or other financial intermediary (such as a bank) (collectively, “financial intermediaries”), the Fund, its principal underwriter and its affiliates may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

4346 3.1.24	© 2024 Eaton Vance Management

Eaton Vance Global Sovereign Opportunities Fund	9	Summary Prospectus dated March 1, 2024